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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   NOVEMBER 17, 2004


                             SALON MEDIA GROUP, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                         0-26395                94-3228750
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(STATE OR OTHER JURISDICTION           (COMMISSION             (IRS EMPLOYER
      OF INCORPORATION)                FILE NUMBER)          IDENTIFICATION NO.)


              22 FOURTH STREET, 11TH FLOOR, SAN FRANCISCO, CA 94103
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (415) 645-9200


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

[ ] WRITTEN COMMUNICATION PURSUANT TO RULE 425 UNDER THE SECURITIES ACT
    (17 CFR 230.425)
[ ] SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT
    (17 CFR 240.14A-12)
[ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE EXCHANGE
    ACT (17 CFR 240.14D-2(B))
[ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE EXCHANGE
    ACT (17 CFR 240.13E-4(C))
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Item 8.01  Other Events

At the Annual Meeting of Stockholders of Salon Media Group, Inc. (Salon) held on November 17, 2004, the stockholders approved an amendment to Salon's Restated Certificate of Incorporation increasing the number of authorized shares of common stock from 50,000,000 to 600,000,000. The amendment was effected on November 22, 2004 upon the filing with the Delaware Secretary of State of the Certificate of Amendment to Restated Certificate of Incorporation, attached hereto as Exhibit 3.3.1



Item 9.01.  Financial Statements and Exhibits

Exhibit No.   Description
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   3.3.1      Certificate of Amendment to Restated Certificate of Incorporation,
              dated as of November 19, 2004



SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SALON MEDIA GROUP, INC.


Dated: 12/13/04                         /s/ Elizabeth Hambrecht
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                                        Elizabeth Hambrecht, President, Chief
                                        Financial Officer, and Secretary



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